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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 17, 2003
                                                          --------------


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-25478               63-1133624
         --------                      ----------            ----------
(State or other Jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)


                 102 South Court Street, Florence, Alabama 35630
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                    (Address of principal executive offices)


                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 5, 6, 8, 10, 11 and 12.   NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
-------     ---------------------------------

      Financial Statements of Businesses Acquired:  Not applicable

      Pro Forma Financial Information: Not applicable

      Exhibits

            Number            Description
            ------            -----------

            99.1              Registrant's Press Release Dated April 17, 2003
            99.2              Registrant's Press Release Dated April 17, 2003

ITEM 9.     REGULATION FD DISCLOSURE.
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      On April 17, 2003, the Registrant issued a press release announcing the receipt of unqualified opinions on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2002, from the Company's independent auditors, Kraft Bros., Esstman, Patton & Harrell, PLLC, Nashville, Tennessee. The Registrant's press release dated April 17, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      Also on April 17, 2003, the Registrant issued a press release announcing the restatement of previously reported basic loss applicable to common shareholders for 2001 and the resulting revision of the previously released basic loss applicable to common shareholders for 2002. In addition, the Company reported the restatement of the loss per basic and diluted common share for 2001 and the revision of the per share data for 2002, and the restatement and revision of the income taxes receivable as of December 31, 2001 and 2002, respectively. The Registrant's press release dated April 17, 2003 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST SOUTHERN BANCSHARES, INC.


Dated: April 17, 2003                 By: /s/ B. Jack Johnson
                                          -------------------------------------
                                          B. Jack Johnson
                                          President and Chief Executive Officer







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